ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Supplement dated November 15, 2013,
 to the Prospectus dated April 29, 2013 and Supplemented on July 26, September 16, and October 24, 2013

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Effective November 15, 2013, T. Rowe Price Associates, Inc. replaced Davis Selected Advisers, L.P. as the subadviser to the AZL®  Davis New York Venture Fund. In addition, the following name change was effective on November 15, 2013.

Name effective on November 15, 2013	Previous Name
AZL® T. Rowe Price Capital Appreciation Fund	AZL® Davis New York Venture Fund

All references to Davis Selected Advisers, L.P. are deleted and replaced with T. Rowe Price Associates, Inc. All references to the AZL Davis New York Venture Fund are deleted and replaced with AZL T. Rowe Capital Appreciation Fund.

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The Investment Objective, on page 16, is deleted and replaced with the following:

The Fund seeks long term capital appreciation with preservation of capital as an important intermediate-term objective.

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The Principal Investment Strategies of the Fund on page 16 are deleted and replaced in their entirety as follows:

The Fund will normally invest at least 50% of its total assets in the common stocks of established U.S. companies that the subadviser believes has above-average potential for capital growth. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), and foreign securities, in keeping with the Fund’s objective. The Fund may invest up to 25% of its total assets in foreign securities.

The Fund’s investments in common stocks generally fall into one of two categories: the larger category comprises long-term core holdings whose prices when the subadviser buys them are considered low in terms of company assets, earnings, or other factors; the smaller category comprises opportunistic investments whose prices the subadviser expects to rise in the short term but not necessarily over the long term. There are no limits on the market capitalization of the issuers of the stocks in which the Fund invests. Since the subadviser attempts to prevent losses as well as achieve gains, the subadviser typically uses a value approach in selecting investments. The subadviser’s research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor but the subadviser believes has good prospects for capital appreciation. The subadviser may establish relatively large positions in companies the subadviser finds particularly attractive.

The subadviser works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the subadviser searches for attractive risk/reward values among all types of securities. The portion of the Fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Fund’s cash reserves may reflect the portfolio manager’s ability to find companies that meet valuation criteria rather than his market outlook.

The Fund may purchase bonds, convertible securities and bank loans for their income or other features or to gain additional exposure to a company. Maturity and quality are not necessarily major considerations and there are no limits on the maturities or credit ratings of the debt instruments in which the Fund invests. The Fund may invest up to 25% of its total assets in below investment-grade debt securities (“junk bonds”) and bank loans. The Fund also writes (i.e., sells) call options, primarily in an effort to protect against downside risk or to generate additional income.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

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The Principal Risks of Investing in the Fund on page 17 are deleted and replaced in their entirety as follows:

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

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•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

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Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations.  Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

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Capitalization Risk  Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

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Focused Investment Risk  Investing in a relatively small number of issuers, industries, or regions involves added risk.  Changes in the value of a single security or a single economic, political, or regulatory event may have a large impact on the value of the Fund’s portfolio.

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Bank Loan Risk  To the extent the fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt securities. The fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price.

•
Convertible Securities Risk  The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

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Interest Rate Risk  Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

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Security Quality Risk  The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities. Security quality risk is sometimes known as “high yield risk” or “junk bond risk.”

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Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

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Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

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Options Risk  To the extent the fund uses options, it is exposed to additional volatility and potential losses. Writing call options exposes the fund to the risk that the underlying security may not move in the direction anticipated by the portfolio manager, requiring the fund to buy or sell the security at a price that is disadvantageous to the fund.

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In the Management section of the Fund, on page 18, the portfolio managers are replaced with the following:

The portfolio manager of the Fund, since November 2013, is: David R. Giroux, Portfolio Manager.

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The following entry for the AZL T. Rowe Price Capital Appreciation Fund in the Investment Strategies of the More About the Funds section, on page 109, is added:

AZL T. Rowe Price Capital Appreciation Fund

The Fund’s attempt to cushion the effects of market declines on the share price could reduce the fund’s overall risk (volatility) relative to that of the broad stock market. In addition, the Fund’s ability to seek appreciation opportunities outside the stock market may also aid performance when stocks are declining. The Fund’s significant investment in common stocks could allow it to participate in favorable stock market trends.

The Fund’s subadviser generally uses a value approach, which means looking for companies whose stocks and other securities appear to be undervalued or out of favor with investors. Possible indicators of an undervalued stock include:

•	above-average dividend yield relative to the S&P 500;

•	low price/earnings ratio relative to the S&P 500;

•	low price/book ratio relative to the market, competitors, or historic norms; and

•	low stock price relative to a company’s underlying value as measured by assets, cash flow, or business franchises.

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The Fund’s value emphasis may lead to a contrarian approach, resulting in purchases of stocks or other securities shunned by investors due to earnings setbacks, unfavorable industry or economic conditions, or negative publicity. Such investments may be attractive to the Fund if their prices appear to be excessively discounted and prospects for appreciation are considered favorable. Numerous situations exist in which a company’s intrinsic value may not be reflected in its stock price. For example, a company may own a substantial amount of real estate that is valued on its financial statements well below market levels. If those properties were to be sold, or if their hidden value became recognized in some other manner, the company’s stock price could rise. In another example, a company’s management could spin off an unprofitable division into a separate company, potentially increasing the value of the parent. Or, in the reverse, a parent company could spin off a profitable division that has not drawn the attention it deserves, potentially resulting in higher valuations for both entities.

Sometimes new management can revitalize companies that have grown too large or lost their focus, eventually leading to improved profitability. Management could increase shareholder value by using excess cash flow to pay down debt, buy back outstanding shares of common stock, or raise the dividend.

While most assets will be invested in common stocks, bonds, convertible securities, bank loans, and options, other strategies may be employed that are not considered part of the Fund’s principal investment strategies. The Fund may invest in bonds and debt securities of any type, including municipal securities, without restrictions on quality or rating. Investments in a company also may be made through a privately negotiated note or loan, including loan assignments and participations. The Fund may invest, to a limited extent, in derivatives such as futures contracts and forward currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward currency exchange contracts would primarily be used to help protect the Fund’s holdings from unfavorable changes in foreign currency exchange rates. To the extent the Fund uses futures and forward currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contract’s underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

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The following entry for Bank Loan Risk in the Investment Risks of the More About the Funds section, beginning on page 115, is added:

Bank Loan Risk
•AZL T. Rowe Price Capital Appreciation Fund
The loans in which the Fund invests represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, they are issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings, and the borrowing companies tend to have more debt than equity. Most, if not all, of the bank loans in which the fund invests will have a below investment-grade credit rating or not be rated by a major credit rating agency. The Fund may acquire bank loans directly through the lending agent, as an assignment from another lender who holds a direct interest in the loan, or as a participation interest in another lender’s portion of the loan.

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The following information concerning T. Rowe Price Associates, Inc. is added to “The Subadvisers of the Funds” table, on page 136. The entry for Davis Selected Advisers, L.P., on page 133, is deleted:

T. Rowe Price Associates, Inc. (“T. Rowe Price”) is a SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2012, the Firm managed approximately $577 billion for more than 10 million individual and institutional investor accounts.
AZL T. Rowe Price Capital Appreciation Fund

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The entry for the AZL Davis New York Venture Fund in the Portfolio Managers of the Funds section, on page 136, is deleted and replaced with the following:

AZL T. Rowe Price Capital Appreciation Fund

David R. Giroux, CFA is president and chairman of the Investment Advisory Committee of the Capital Appreciation Strategy. He is a member of the Asset Allocation Committee and a vice president of T. Rowe Price Group, Inc.

Mr. Giroux has 14 years of investment experience, all of which have been with T. Rowe Price. He joined the firm in 1998 and, until 2006, had analytical responsibility for the firm's investments in the industrials and automotive sectors.

Mr. Giroux earned a B.A., magna cum laude, in finance and political economy from Hillsdale College. He also has earned the Chartered Financial Analyst designation. Mr. Giroux was recognized on Institutional Investor's All-America Research Team in its November 2005 article, "The Best of the Buy Side."

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The entry for the Davis Selected Advisers, L.P. in the Legal Proceedings of the Fund Management section, on page 147, is deleted and replaced with the following:

T. Rowe Price Associates, Inc.

To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings, other than ordinary routine litigation incidental to the business.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Supplement dated November 15, 2013,
to the Statement of Additional Information dated April 29, 2013 and Supplemented on July 26 and
September 16, 2013

This supplement updates certain information contained in the Statement of Additional Information and should be attached to the Statement of Additional Information and retained for future reference.

1.
Effective November 15, 2013, T. Rowe Price Associates, Inc. replaced Davis Selected Advisers, L.P. as the subadviser to the AZL®  Davis New York Venture Fund. In addition, the following name change was effective on November 15, 2013.

Name effective on November 15, 2013	Previous Name
AZL® T. Rowe Price Capital Appreciation Fund	AZL® Davis New York Venture Fund

All references to Davis Selected Advisers, L.P. are deleted and replaced with T. Rowe Price Associates, Inc. All references to the AZL Davis New York Venture Fund are deleted and replaced with AZL T. Rowe Capital Appreciation Fund.

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The list of Fund names under the Investment Strategies and Policies section, beginning on page 5, is revised as follows:

Insert:	AZL T. Rowe Price Capital Appreciation Fund (“T. Rowe Price Capital Appreciation Fund”)

Delete:                                AZL Davis New York Venture Fund (“Davis New York Venture Fund”)

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The Specific Non-Fundamental Restriction for the AZL Davis New York Venture Fund, on page 6, is deleted and replaced with the following:

“T. Rowe Price Capital Appreciation Fund. The Fund may not sell short more than 5% of its total assets. The Fund may not invest 25% or more of its investments in the securities of issuers primarily engaged in any particular industry group. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund‘s total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund‘s total assets.”

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In the table of Subadvisory Fee Rates for the Funds, beginning on page 55, the entry for the Davis New York Venture Fund is deleted and replaced with the following:

T. Rowe Price Capital Appreciation Fund….
Assets under $500 million		Assets over $500 million		Assets over $2.0 billion		Assets over $3.0 billion
First $250 million	Next $250 million	First $1.0 billion	Over $1.0 billion	First $500 million	Over $500 million	All assets
0.50%	0.40%	0.40%	0.35%	0.40%	0.35%	0.35%

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The information concerning Davis Selected Advisers, L.P., on page 59, is deleted and replaced with the following:

T. Rowe Price Associates, Inc. (“T. Rowe Price”) is a SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2012, the Firm managed approximately $577 billion for more than 10 million individual and institutional investor accounts.

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The entry for the Davis New York Venture Fund, in the table of Other Managed Accounts on page 62, is deleted and replaced with the following:

Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
T. Rowe Price Capital Appreciation Fund	David R. Giroux	5 / $22.4 billion	1 / $157.5	0 / $0

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In the Portfolio Manager Compensation section, on page 72, the entry for the Davis Selected Advisers, L.P. is deleted and replaced with the following:

T. Rowe Price Associates, Inc.

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio Information” section) and are the same as those presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for the Tax-Efficient Equity Fund.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
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2.	Convertible Securities

The second paragraph under the “Convertible Securities” section on page 11 is deleted and replaced with the following paragraph:

Certain Funds may invest in synthetic convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities. A Fund's investments in synthetic convertible securities will be consistent with the Fund's investment objectives and investment strategies, including any limitations imposed on the credit quality of the Fund's permissible investments.

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